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                                                                    Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-4 of our report dated January 24, 1996, on our audits of the consolidated financial statements of Tokheim Corporation and Subsidiaries.



COOPERS & LYBRAND L.L.P.

Fort Wayne, Indiana
November 20, 1996